SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2010

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200

Atlanta Georgia 30328

(Address of Principal Executive Offices)

(770) 829-3700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 8, 2010, Beazer Homes USA, Inc. commenced a private offering of new senior notes. The notes offering is being made solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons, as defined under Regulation S under the Securities Act. The notes offering is being made pursuant to a confidential offering memorandum dated November 8, 2010 (the “Preliminary Offering Memorandum”).

The Preliminary Offering Memorandum contains the following information which has not been previously disclosed:

“Proposed Cash-Secured Loan Facilities

We are considering entering into cash-secured loan facilities (collectively, the “Cash-Secured Facilities”) with affiliates of Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. pursuant to which, subject to the satisfaction of certain customary conditions, we will have the right to borrow up to an aggregate of $275 million, including the ability in certain circumstances, to reborrow amounts previously repaid. We expect that the Cash-Secured Facilities will mature in seven years and grant the lenders thereunder the right to put the loans to us at 100% on each of the second and fourth anniversaries of closing. The Cash-Secured Facilities will be our senior obligations and will not be guaranteed by our subsidiaries. The Cash-Secured Facilities will be secured by deposit accounts (the “Collateral Accounts”) maintained with the lending banks (or their affiliates) and we will be required to maintain balances in such Collateral Accounts in amounts equal to the amounts outstanding under the Cash-Secured Facilities.

We cannot assure you that we will enter into the Cash-Secured Facilities or that, if entered into, the final terms of the Cash-Secured Facilities will be the same as those described herein.

Redemption of Senior Notes due 2013

We expect following the completion of this offering to issue a notice for the redemption in full of our outstanding 6 1/2% Senior Notes due 2013, although no specific date for the redemption has been established. As of November 1, 2010, $164.5 million aggregate principal amount of the 6 1/2% Senior Notes due 2013 was outstanding.”

* * *

The information contained in this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act, except as otherwise expressly stated in such filing. By filing this report and furnishing the information contained herein, including the exhibits hereto, the Company makes no admission as to the materiality of any such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: November 8, 2010	By:	/s/ Kenneth F. Khoury
Kenneth F. Khoury
Executive Vice President and General Counsel